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                                                                  EXHIBIT 10.21A

                        KEWAUNEE SCIENTIFIC CORPORATION
                        COMPENSATION COMMITTEE MEETING
                                 JUNE 17, 1997


                             401+ PLAN RESOLUTION


          RESOLVED, that the Kewaunee Scientific Corporation Executive Deferred Compensation Plan be amended by the adoption of an amendment in the form attached hereto as Exhibit 7.

          FURTHER RESOLVED, that the officers of the Corporation are authorized to take such action as they may determine to be necessary or appropriate to implement the foregoing resolutions.
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                                   EXHIBIT 7

            SECOND AMENDMENT TO THE KEWAUNEE SCIENTIFIC CORPORATION
                     EXECUTIVE DEFERRED COMPENSATION PLAN


          THE Kewaunee Scientific Corporation Executive Deferred Compensation Plan (the "Plan"), as adopted effective January 1, 1992, is hereby amended as follows, pursuant to the authority retained by the Company pursuant to Article VII thereof:

          1. The third sentence of Section 2.2 of the Plan is amended by striking out the phrase "the Company's Incentive Savings Plan" and by substituting the phrase "the 401K Incentive Savings Plan for Salaried and Hourly Employees of Kewaunee Scientific Corporation, as amended from time to time (the 'Incentive Savings Plan')."

          2.  The second sentence of Section 3.1 is amended to read as follows:

          "Such amount or rate of compensation deferred shall not exceed the excess of (i) ten percent of the Participant's compensation over (ii) the maximum amount of Deferral Contributions that the Participant is authorized to elect for the Plan Year under the Incentive Savings Plan."

          3. The amendments made herein shall take effect on a date determined by the Committee, not later than January 1, 1998.

          4. In all other respects, the Plan shall remain in full force and effect.

          IN WITNESS WHEREOF, the Company has caused this Amendment to be executed this ___ day of June, 1997.

                                                 KEWAUNEE SCIENTIFIC CORPORATION


                                                 By: ___________________________
                                                 Its: __________________________